John Hancock
Global
Fund

ANNUAL
REPORT

10.31.02

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 28

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primar-
ily in the stocks of
companies located
throughout the
world, including
the United States.

Over the last twelve months

* Global economic growth remained sluggish.

* Concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* Stock markets worldwide staged a solid rebound late in the period.

[Bar chart with heading "John Hancock Global Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -25% at the bottom and 0% at the top. The first bar represents the -14.40% total return for Class A. The second bar represents the -14.86% total return for Class B. The third bar represents the -14.86% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.2%   Pfizer
 2.0%   Microsoft
 2.0%   Dell Computer
 1.9%   General Electric
 1.8%   Nokia
 1.6%   Wells Fargo
 1.5%   Johnson & Johnson
 1.5%   Bank of Ireland
 1.4%   Citigroup
 1.4%   3M

As a percentage of net assets on October 31, 2002.



BY CATHERINE SOMHEGYI NICHOLAS FOR THE NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Global Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, the world's central bankers joined together to reduce interest rates and inject liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

As 2002 opened, the markets suffered another setback, triggered by the fall from grace of Enron and the widespread accounting irregularities it suggested. As mid-year approached, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings, and rising energy prices pressured equity prices in most developed economies. One notable exception was in Japan, where stocks surged on a combination of technical reforms and hints that its beleaguered economy might be bottoming.

"... equity markets
 around the world
 continued to retreat..."

During the third quarter, stock prices around the world plummeted in the wake of a deteriorating global economy, earnings disappointments and the threat of U.S. military action against Iraq. U.S. equities sagged as signs of strain in the consumer pointed to a slower fourth quarter. A worsening job market and higher oil prices appeared to be overwhelming the positive effects of record mortgage refinancing activity. Meanwhile, European exchanges continued to be plagued by overcapacity in the telecommunications sector, which accounts for a meaningful portion of the region's equity market. In Japan, investors remained discouraged by the government's lack of progress on critical tax and banking-system reforms.

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, the Fund's Class A, Class B and Class C shares posted total returns of -14.40%, -14.86% and -14.86%, respectively, at net asset value. During the same period, the average global fund returned -13.92%, according to Lipper, Inc.1, while the benchmark MSCI All Country World Free Index returned -13.57%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"... we added to holdings
 in the consumer non-
 durables sector..."

The Fund's modest relative underperformance during the reporting period was due largely to challenging investment conditions that negatively affected the strategy's returns in 2001 and persisted throughout much of 2002. Late in the period, however, it appeared that investors were once again rewarding companies that are meeting or exceeding earnings estimates -- a vital component of our approach centered on positive, sustainable change and timeliness of investment.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 14%, the second is Retail 10%, the third Computers 9%, the fourth Oil & gas 7%, and the fifth Banks--foreign 6%.]

By sector, Fund performance was hampered by overweight holdings in technology stocks, which have continued to be pressured throughout 2002 by persistently high inventory levels, overcapacity and weak corporate investment in information technology. Poor stock selection in the producers/manufacturing sector also hurt both relative and absolute returns.

On the positive side, commercial/industrial services, retail trade and consumer services holdings in the portfolio held up better than their counterparts in the benchmark. Specialty chains and oilfield services companies managed to post strong gains during the reporting period.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: United States 54%, United Kingdom 9%, Japan 7%, France 3% and Switzerland 3%.]

By country, holdings in the United Kingdom, Switzerland, and France proved disappointing, while South Korean and Irish stocks both surged strongly. For the reporting period, most countries suffered declines.

The list of best-performing stocks included Nissan Motor Co. of Japan, Samsung Electronics of South Korea and U.S.-based Forest Labs. Decliners included Corus Group and British Airways of the U.K., and Cisco Systems of the United States.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nextel followed by an up arrow with the phrase "Strong cash flow and greater-than-expected earnings." The second listing is Cisco Systems followed by a down arrow with the phrase "Spending on enterprise information technology remained weak." The third listing is Forest Labs followed by an up arrow with the phrase "Robust sales of flagship depression drug Celexa."]

PORTFOLIO SHIFTS

During the period, we added to holdings in the consumer non-durables sector as consumers continue to buy staple goods, while trimming exposure to technology stocks, where visibility remains limited. As for countries, we shifted assets away from France and increased holdings in the United States.

OUTLOOK

Looking ahead, the global equity market is sending mixed signals. On the downside, economic data have been disappointing in the United States, Eurozone and Japan, and the Iraq situation continues to hang over the markets. On a positive note, bond yields are close to historical lows and after three years of bond outperformance, U.S. equities are more attractive on a relative risk/reward basis.

"...after three years of bond
 outperformance, U.S. equi-
 ties are more attractive on a
 relative risk/reward basis."

The U.S. market received further economic stimulus on November 6 when the Federal Reserve cut interest rate targets by one-half of a percentage point. Additionally, the Bush administration's bid for reelection in 2004 should refocus its attention on the U.S. economy. Any advance in global equities likely will be led by the United States, so measures to get the U.S. economy moving forward are welcome. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Index, an
unmanaged index
composed of freely
traded stocks of
foreign and U.S.
companies.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                 1-3-92       9-2-86       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -18.72%      -19.12%      -16.56%      -13.57%
Five years                     -10.36%      -10.79%          --        -1.47%
Ten years                        0.20%       -0.18%          --         6.57%
Since inception                    --           --       -18.46%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -18.72%      -19.12%      -16.56%      -13.57%
Five years                     -42.11%      -43.50%          --        -7.12%
Ten years                        1.99%       -1.76%          --        89.00%
Since inception                    --           --       -52.70%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $18,900 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund, before sales charge, and is equal to $10,741 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $10,199 as of October 31, 2002.

                                    Class B 1    Class C 1
Period beginning                   10-31-92       3-1-99
Without sales charge                 $9,824       $4,777
With maximum sales charge                --       $4,730
Index                               $18,900       $7,442

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks, preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 93.49%                                                                                      $47,119,325
(Cost $46,795,541)

Australia 1.21%                                                                                              $608,053
 89,000   Woolworths Ltd. (Retail)                                                                            608,053

Bermuda 1.56%                                                                                                 788,180
 11,800   Platinum Underwriters Holdings, Ltd.* (Insurance)                                                   296,180
 12,000   RenaissanceRe Holdings Ltd. (Insurance)                                                             492,000

Canada 2.53%                                                                                                1,275,240
 17,600   Precision Drilling Corp.* (Oil & Gas)                                                               601,040
 53,850   WestJet Airlines Ltd.* (Transport)                                                                  674,200

Denmark 0.46%                                                                                                 229,829
  4,900   Carlsberg AS (Beverages)                                                                            229,829

Finland 1.83%                                                                                                 920,509
 54,200   Nokia Oyj (Telecommunications)                                                                      920,509

France 3.29%                                                                                                1,658,466
 46,700   Axa SA (Insurance)                                                                                  696,939
 31,900   JC Decaux SA* (Advertising)                                                                         342,756
  3,300   L'Oreal SA (Cosmetics & Personal Care)                                                              245,752
  6,100   Sanofi-Synthelabo SA (Medical)                                                                      373,019

Ireland 2.50%                                                                                               1,257,796
 66,100   Bank of Ireland (Banks -- Foreign)                                                                  733,135
 14,100   Ryanair Holdings Plc* American Depositary Receipts
          (ADR) (Transport)                                                                                   524,661

Israel 0.63%                                                                                                  317,463
  4,100   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 317,463

Italy 1.01%                                                                                                   508,626
 16,900   ENI SpA (Oil & Gas)                                                                                 234,639
 21,993   Riunione Adriatica di Sicurta SpA (Insurance)                                                       273,987

Japan 6.50%                                                                                                 3,278,037
 37,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                              378,124
 27,000   Kao Corp. (Cosmetics & Personal Care)                                                               617,093
     79   Mitsubishi Tokyo Financial Group, Inc. (Banks -- Foreign)                                           515,231
  6,800   Murata Manufacturing Co., Ltd. (Electronics)                                                        321,378
 44,500   Nissan Motor Co., Ltd. (Automobile / Trucks)                                                        341,805
 48,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                      533,638
 13,200   Sony Corp. (ADR) (Leisure)                                                                          570,768

Luxembourg 0.91%                                                                                              460,256
 42,600   Arcelor SA* (Steel)                                                                                 460,256

Netherlands 1.92%                                                                                             965,498
 47,400   ASML Holding NV (NY Reg Shares)* (Electronics)                                                      407,640
  8,700   Unilever NV (Food)                                                                                  557,858

Norway 0.99%                                                                                                  501,312
 20,200   Frontline Ltd. (Transport)                                                                          121,690
 51,800   Tomra Systems ASA (Pollution Control)                                                               379,622

Singapore 1.76%                                                                                               888,392
 51,800   Flextronics International Ltd.* (Electronics)                                                       433,048
 60,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                        455,344

South Korea 0.99%                                                                                             499,795
    950   Samsung Electronics Co., Ltd. (Electronics)                                                         268,978
  1,250   SK Telecom Co., Ltd. (Telecommunications)                                                           230,817

Switzerland 2.85%                                                                                           1,434,298
  9,700   Alcon, Inc.* (Medical)                                                                              397,894
  2,300   Nestle SA (Food)                                                                                    493,124
 11,400   UBS AG (Banks -- Foreign)                                                                           543,280

United Kingdom 9.02%                                                                                        4,548,177
 70,900   BP Plc (Oil & Gas)                                                                                  454,772
 23,900   British American Tobacco Plc (Tobacco)                                                              244,534
151,600   Centrica Plc (Utilities)                                                                            431,652
182,500   Corus Group Plc* (Steel)                                                                            121,343
 30,300   Exel Plc (Transport)                                                                                311,438
 45,600   HSBC Holdings Plc (Banks -- Foreign)                                                                496,961
 29,900   Imperial Tobacco Group Plc (Tobacco)                                                                467,772
 35,000   Next Plc (Retail)                                                                                   487,328
 21,505   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 506,000
 39,400   Shell Transport & Trading Co. Plc (Oil & Gas)                                                       253,184
 35,700   Shire Pharmaceuticals Group Plc* (Medical)                                                          287,633
 30,500   Vodafone Group Plc (ADR) (Telecommunications)                                                       485,560

United States 53.53%                                                                                       26,979,398
  5,700   3M Co. (Diversified Operations)                                                                     723,558
  4,900   Allergan, Inc. (Medical)                                                                            266,805
 13,900   Allstate Corp. (The) (Insurance)                                                                    552,942
  3,300   Anheuser-Busch Cos., Inc. (Beverages)                                                               174,108
 10,900   Anthem, Inc.* (Medical)                                                                             686,700
 78,400   AT&T Wireless Services, Inc.* (Telecommunications)                                                  538,608
  7,300   AutoZone, Inc.* (Retail)                                                                            626,121
  9,600   Ball Corp. (Containers)                                                                             464,928
 11,800   BJ Services Co.* (Oil & Gas)                                                                        357,894
 17,500   Blockbuster, Inc. (Class A) (Leisure)                                                               419,475
 13,600   Borland Software Corp.* (Computers)                                                                 182,648
 29,200   Cisco Systems, Inc.* (Computers)                                                                    326,456
 19,700   Citigroup, Inc. (Finance)                                                                           727,915
 35,500   Dell Computer Corp.* (Computers)                                                                  1,015,655
 16,900   Dial Corp. (The) (Cosmetics & Personal Care)                                                        359,294
  5,800   Electronic Arts, Inc.* (Computers)                                                                  377,696
 17,800   ENSCO International, Inc. (Oil & Gas)                                                               481,312
  5,100   Forest Laboratories, Inc.* (Medical)                                                                499,749
 37,700   General Electric Co. (Electronics)                                                                  951,925
 11,000   Gilead Sciences, Inc.* (Medical)                                                                    382,140
 27,100   Gymboree Corp. (The)* (Retail)                                                                      497,556
 10,600   Harley-Davidson, Inc. (Leisure)                                                                     554,380
 24,800   Health Management Associates, Inc. (Class A)* (Medical)                                             474,176
 15,500   Hunt (J.B.) Transport Services, Inc.* (Transport)                                                   429,195
 28,400   IMC Global, Inc. (Fertilizers)                                                                      312,400
 10,100   Intel Corp. (Electronics)                                                                           174,730
  6,900   International Business Machines Corp. (Computers)                                                   544,686
 11,100   Intuit, Inc.* (Computers)                                                                           576,312
 13,200   Johnson & Johnson (Medical)                                                                         775,500
  6,300   Kohl's Corp.* (Retail)                                                                              368,235
  9,200   Lockheed Martin Corp. (Aerospace)                                                                   532,680
 15,800   Lowe's Cos., Inc. (Retail)                                                                          659,334
 14,400   Medtronic, Inc. (Medical)                                                                           645,120
 21,200   MGM Mirage, Inc.* (Leisure)                                                                         659,320
  7,100   Michaels Stores, Inc.* (Retail)                                                                     319,216
 19,100   Microsoft Corp.* (Computers)                                                                      1,021,277
  9,900   Moody's Corp. (Business Services -- Misc.)                                                          466,290
 34,500   Nextel Communications, Inc. (Class A)* (Telecommunications)                                         389,160
 15,900   Noble Corp.* (Oil & Gas)                                                                            513,888
 10,400   North Fork Bancorp., Inc. (Banks -- United States)                                                  399,984
 10,300   Patterson-UTI Energy, Inc.* (Oil & Gas)                                                             297,876
 35,400   Pfizer, Inc. (Medical)                                                                            1,124,658
  5,200   Procter & Gamble Co. (The) (Soap & Cleaning Preparations)                                           459,940
  7,100   Scripps (E.W.) Co. (The) (Class A) (Media)                                                          548,049
  6,900   Smith International, Inc.* (Oil & Gas)                                                              215,694
 28,600   TJX Cos., Inc. (The) (Retail)                                                                       586,872
 26,200   Tyco International Ltd. (Diversified Operations)                                                    378,852
 13,500   Viacom, Inc. (Class B)* (Media)                                                                     602,235
 11,200   Wal-Mart Stores, Inc. (Retail)                                                                      599,760
 15,800   Wells Fargo & Co. (Banks -- United States)                                                          797,426
 14,500   Williams-Sonoma, Inc.* (Retail)                                                                     345,100
 14,400   Zimmer Holdings, Inc.* (Medical)                                                                    593,568


PREFERRED STOCKS 1.06%                                                                                       $531,637
(Cost $544,481)

South Korea 1.06%
  3,950   Samsung Electronics Co., Ltd. (Electronics)                                                         531,637

WARRANTS 0.58%                                                                                               $290,397
(Cost $337,071)

India 0.58%
 59,647   Satyam Computer Services Ltd.* (Computers)                                                          290,397

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 5.18%                                                                               $2,613,000
(Cost $2,613,000)

Joint Repurchase Agreement 5.18%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02
(Secured by U.S. Treasury Inflation
Indexed Note, 3.00% due 07-15-12)                                               1.90%          $2,613       2,613,000

TOTAL INVESTMENTS 100.31%                                                                                 $50,554,359

OTHER ASSETS AND LIABILITIES, NET (0.31%)                                                                   ($158,364)

TOTAL NET ASSETS 100.00%                                                                                  $50,395,995


* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

The concentration
of the Fund's
investments can
be aggregated by
various industry
groups. This
table shows the
percentages of
the Fund's
investments
assigned to
the various
investment
categories.
                                               VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                             OF NET ASSETS

Advertising                                           0.68%
Aerospace                                             1.06
Automobile / Trucks                                   0.68
Banks -- Foreign                                      6.45
Banks -- United States                                2.38
Beverages                                             0.80
Business Services -- Misc.                            0.93
Computers                                             8.60
Containers                                            0.92
Cosmetics & Personal Care                             3.48
Diversified Operations                                2.19
Electronics                                           6.13
Fertilizers                                           0.62
Finance                                               1.44
Food                                                  2.09
Insurance                                             4.59
Leisure                                               4.37
Media                                                 2.28
Medical                                              13.54
Oil & Gas                                             6.77
Pollution Control                                     0.75
Printing -- Commercial                                0.75
Retail                                               10.11
Soap & Cleaning Preparations                          0.91
Steel                                                 1.15
Telecommunications                                    5.09
Tobacco                                               1.41
Transport                                             4.09
Utilities                                             0.87
Short-term investments                                5.18

Total investments                                   100.31%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $50,290,093)        $50,554,359
Cash                                                   872
Receivable for investments sold                  2,292,176
Receivable for shares sold                         795,122
Dividends and interest receivable                   81,186
Other assets                                        10,562

Total assets                                    53,734,277

LIABILITIES
Payable for investments purchased                1,274,029
Payable for shares repurchased                   1,853,253
Payable to affiliates                              100,209
Other payables and accrued expenses                110,791

Total liabilities                                3,338,282

NET ASSETS
Capital paid-in                                101,102,961
Accumulated net realized loss on investments
and foreign currency transactions              (50,964,568)
Net unrealized appreciation of investments
and translation of assets and liabilities in
foreign currencies                                 263,628
Accumulated net investment loss                     (6,026)

Net assets                                     $50,395,995

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($39,090,539 [DIV] 5,919,275 shares)         $6.60
Class B ($10,624,860 [DIV] 1,802,131 shares)         $5.90
Class C ($680,596 [DIV] 115,405 shares)              $5.90

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.60 [DIV] 95%)                          $6.95
Class C ($5.90 [DIV] 99%)                            $5.96

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $44,950)              $642,526
Interest (including securities lending income of $2,011)               25,837

Total investment income                                               668,363

EXPENSES
Investment management fee                                             578,787
Class A distribution and service fee                                  145,228
Class B distribution and service fee                                  150,712
Class C distribution and service fee                                    8,291
Transfer agent fee                                                    524,384
Custodian fee                                                         106,322
Registration and filing fee                                            44,119
Auditing fee                                                           36,900
Accounting and legal services fee                                      13,585
Trustees' fee                                                           4,333
Interest expense                                                        3,274
Legal fee                                                               1,988
Miscellaneous                                                           1,754

Total expenses                                                      1,619,677

Net investment loss                                                  (951,314)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (10,179,806)
Foreign currency transactions                                          18,431
Change in net unrealized appreciation (depreciation) of
Investments                                                         2,858,148
Translation of assets and liabilities in foreign currencies           (88,581)

Net realized and unrealized loss                                   (7,391,808)

Decrease in net assets from operations                            ($8,343,122)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($1,267,414)    ($951,314)

Net realized loss                                   (39,616,088)  (10,161,375)
Change in net unrealized
  appreciation (depreciation)                       (18,859,248)    2,769,567

Decrease in net assets
  resulting from operations                         (59,742,750)   (8,343,122)
From Fund share transactions                        (18,013,598)  (10,750,858)

NET ASSETS
Beginning of period                                 147,246,323    69,489,975

End of period 1                                     $69,489,975   $50,395,995

1 Includes accumulated net investment loss of $95,497 and $6,026, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.94      $13.46      $15.24      $13.64       $7.71
Net investment loss 1                                    (0.05)      (0.03)      (0.08)      (0.11)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              1.53        2.67       (0.91)      (5.82)      (1.01)
Total from investment
  operations                                              1.48        2.64       (0.99)      (5.93)      (1.11)
Less distributions
From net realized gain                                   (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $13.46      $15.24      $13.64       $7.71       $6.60
Total return 2 (%)                                       11.88       20.90       (6.90)     (43.48)     (14.40)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $121        $128        $105         $51         $39
Ratio of expenses to
  average net assets (%)                                  1.82        1.78        1.87        2.14        2.35
Ratio of net investment loss
  to average net assets (%)                              (0.33)      (0.23)      (0.52)      (1.01)      (1.31)
Portfolio turnover (%)                                     160         176         182         297         264

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.39      $12.76      $14.30      $12.67       $6.93
Net investment loss 1                                    (0.13)      (0.11)      (0.18)      (0.17)      (0.14)
Net realized and unrealized
  gain (loss) on investments                              1.46        2.51       (0.84)      (5.57)      (0.89)
Total from investment
  operations                                              1.33        2.40       (1.02)      (5.74)      (1.03)
Less distributions
From net realized gain                                   (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $12.76      $14.30      $12.67       $6.93       $5.90
Total return 2 (%)                                       11.15       20.12       (7.60)     (45.30)     (14.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $55         $54         $41         $17         $11
Ratio of expenses to
  average net assets (%)                                  2.46        2.37        2.57        2.84        3.05
Ratio of net investment loss
  to average net assets (%)                              (0.97)      (0.82)      (1.25)      (1.72)      (2.01)
Portfolio turnover (%)                                     160         176         182         297         264

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.88      $14.30      $12.67       $6.93
Net investment loss 1                                    (0.10)      (0.15)      (0.17)      (0.14)
Net realized and unrealized
  gain (loss) on investments                              1.52       (0.87)      (5.57)      (0.89)
Total from investment
  operations                                              1.42       (1.02)      (5.74)      (1.03)
Less distributions
From net realized gain                                      --       (0.61)         --          --
Net asset value,
  end of period                                         $14.30      $12.67       $6.93       $5.90
Total return 2 (%)                                       11.02 4     (7.60)     (45.30)     (14.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 5        $1          $1          $1
Ratio of expenses to average
  net assets (%)                                          2.48 6      2.57        2.84        3.05
Ratio of net investment loss
  to average net assets (%)                              (1.01) 6    (1.06)      (1.72)      (2.01)
Portfolio turnover (%)                                     176         182         297         264

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $50,475,789 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry forward expires as follows: October 31, 2009 -- $39,619,964 and October 31, 2010 -- $10,855,825.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625%
of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas - Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $43,698 with regard to sales of Class A shares. Of this amount, $4,994 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,556 was paid as sales commissions to unrelated broker-dealers and $17,148 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $4,275 with regard to sales of Class C shares. Of this amount, $4,168 was paid as sales commissions to unrelated broker-dealers and $107 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $36,731 for Class B shares and $1,265 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       YEAR ENDED 10-31-01         YEAR ENDED 10-31-02
                     SHARES         AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold              5,676,327    $64,226,203    1,786,452    $13,544,533
Repurchased      (6,714,603)   (75,224,956)  (2,543,191)   (19,528,993)
Net decrease     (1,038,276)  ($10,998,753)    (756,739)   ($5,984,460)

CLASS B SHARES
Sold                332,513     $3,269,531      311,157     $2,161,259
Repurchased      (1,062,282)   (10,421,533)  (1,010,948)    (7,061,861)
Net decrease       (729,769)   ($7,152,002)    (699,791)   ($4,900,602)

CLASS C SHARES
Sold              2,604,419    $27,476,042       78,832       $540,982
Repurchased      (2,590,045)   (27,338,885)     (64,039)      (406,778)
Net increase         14,374       $137,157       14,793       $134,204

NET DECREASE     (1,753,671)  ($18,013,598)  (1,441,737)  ($10,750,858)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002 aggregated $164,685,426 and $178,094,166, respectively.

The cost of investments owned on October 31, 2002 including short-term investments, for federal income tax purposes was $50,778,872. Gross unrealized appreciation and depreciation of investments aggregated $2,763,464 and $2,987,977, respectively, resulting in net unrealized depreciation of $224,513. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $18,267, a decrease in accumulated net investment loss of $1,040,785 and a decrease in capital paid-in of $1,022,518. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and realized gain/loss on foreign currency transactions, in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Proposed Reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Global Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1986                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1992                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1993                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1991                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1986                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Global Fund.

0300A 10/02
      12/02






John Hancock
Large Cap
Growth
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 25

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
through invest-
ments in large-
capitalization
companies with
above-average
projected earnings
growth.

Over the last twelve months

* The stock market remained in a sharp downturn.

* Large-cap growth stocks continued to plummet, as investors grew increasingly risk averse.

* The Fund remained broadly diversified.

[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -21.58% total return for Class A. The second bar represents the -22.14% total return for Class B. The third bar represents the -22.06% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.7%   Pfizer
 4.0%   Microsoft
 3.7%   General Electric
 3.4%   3M Co.
 3.3%   Wal-Mart Stores
 3.0%   Johnson & Johnson
 2.8%   American Express
 2.8%   Viacom, Inc. (Class B)
 2.7%   Bank of America
 2.7%   Medtronic

As a percentage of net assets on October 31, 2002.



BY PAUL J. BERLINGUET, ROBERT J. UEK, CFA, AND THOMAS P. NORTON, CFA, PORTFOLIO MANAGERS

John Hancock
Large Cap Growth Fund

MANAGERS'
REPORT

The stock market declined sharply during the year ended October 31, 2002. After a strong rebound in the fourth quarter of 2001, stocks tumbled in the New Year as the economic recovery got off to a slow start. Rising oil prices, accounting scandals and the possibility of war with Iraq added further pressure as the year progressed. Although low interest rates fueled strong consumer spending, corporate capital spending remained weak. Uncertainty about future earnings forced many companies to lower earnings expectations.

Investors grew increasingly risk averse, avoiding growth stocks whose valuations remained higher than those of value stocks. The Russell Top 200 Growth Index, a benchmark for the largest growth stocks, returned a disappointing -20.77% for the one-year period.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Growth Fund remained diversified across industries, targeting companies with strong demand and steady cash flows that were able to grow earnings in an uncertain economic environment. We also maintained our disciplined approach to buying and selling, which helped us contain losses in a declining market environment. The Fund's Class A, Class B and Class C shares returned -21.58%, -22.14%, and -22.06%, respectively, at net asset value for the one-year period. By comparison, the average large-cap growth fund returned -19.13% during the same time frame, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

"The stock market
 declined sharply
 during the year ended
 October 31, 2002."

[Photos of Paul Berlinguet, Robert Uek and Thomas Norton flush right next to first paragraph.]

LOST GROUND IN TECH AND FINANCE

For most of the year, the Fund had a below-average 20% stake in the technology sector, where stock prices posted steep declines as corporations continued to postpone spending on systems upgrades. Our above-average investment in more economically and market-sensitive financial stocks, such as Citigroup and Bank of America, also detracted from performance, as investors increasingly favored more defensive names. Finally, we had a negligible investment in the defensive consumer staples sector, because we felt valuations were too high. This group managed to turn in positive returns in a declining market environment.

HEALTH CARE MIXED

Health care represented nearly one-quarter of the Fund's assets, including some of our best and worst performers. Large pharmaceutical stocks took a hard hit amid a slowdown in new drug approvals, renewed talk of health-care reform and drug patent expirations. We sold Wyeth and Baxter International, but held on to our stake in Pfizer, which has top-selling drugs, a strong new product pipeline and limited patent exposure.

"...the Fund had a below-
 average 20% stake in the
 technology sector, where
 stock prices posted steep
 declines..."

By contrast, health-services and medical-devices stocks were among the Fund's top performers. Health-services companies enjoyed strong pricing power, while medical-device companies benefited from healthy sales and predictable earnings growth. Some of our best returns came from Wellpoint Health Networks, a California-based HMO, and Medtronic, which specializes in medical devices for the heart.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 19%, the second is Computers 13%, the third Retail 8%, the fourth Diversified Operations 7%, and the fifth Finance 7%.]

RETAIL AND MEDIA STRONG

Our investment in consumer discretionary stocks also helped performance. Low interest rates and strong consumer spending boosted demand for home improvement retailers like Lowe's and Home Depot, which we sold. These stocks posted strong gains, as did Wal-Mart Stores, which benefited from successful expansion overseas and into the supermarket business.

Select media stocks also did well, as spending on advertising picked up in anticipation of an improved economy. Top performers included Viacom, a leading radio and television operator, and Omnicom Group, a global ad agency. Not all our media names, however, were winners. AOL-Time Warner suffered a steep drop as the expected synergies from its merger failed to materialize and as investors worried about its complex balance sheet. We sold our stake.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-02." The chart is divided into two sections (from top to left): Common stocks 94%, and Short-term investments & other 6%.]

OPPORTUNITY IN TECHNOLOGY

As technology stocks continued to tumble during the year, well-known names such as Sun Microsystems, IBM and Taiwan Semiconductor sank below our targeted sell price. We eliminated them from the Fund. We took advantage, however, of attractive valuations elsewhere, adding to companies like Dell Computer, Intel and Microsoft that have the resources to invest in research and development even during an industry slump. We believe companies like these will continue to gain market share and be among the first to benefit in a sector rebound.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Sprint PCS followed by a down arrow with the phrase "Weak demand, strong competition, high capital expenditures." The second listing is Viacom followed by an up arrow with the phrase "Improved as spending, strong execution." The third listing is Baxter International followed by a down arrow with the phrase "Industry wide concerns combined with potential for slowing demand."]

CAUTIOUS OPTIMISM

We believe large-cap stocks are poised to rally as the market recovers. Large caps have suffered more in the market downturn than their small- and mid-cap counterparts. As a result, their valuations are very compelling. In addition, recent accounting scandals have resulted in much fuller disclosure, which should help attract investors back to the group. Finally, large-cap stocks represent well-known brands that are liquid and that foreign investors tend to favor in stronger economic times.

"We believe large-cap stocks
 are poised to rally nicely as
 the market recovers."

Going forward, we plan to position the Fund for an improved economy. Within each sector we plan to move away from more defensive names and into more economically sensitive areas. Within the finance sector, for example, we recently added to our stakes in Citigroup and Bank of America, both of which should benefit as the brokerage business improves. We also bought shares in Nokia, which should see demand pick up as wireless users upgrade their handsets to take advantage of new technologies. Later in the period, we began selling industrials with less upside potential, including Honeywell International, and focusing on companies with strong earnings growth prospects, such as General Electric and 3M.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Russell Top 200
Growth Index, an
unmanaged index
containing growth-
oriented stocks
from the Russell Top
200 Index.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date               12-24-68       1-3-94       6-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -25.53%      -26.03%      -23.63%      -19.93%
Five years                     -12.92%      -12.85%          --        -2.32%
Ten years                        0.11%          --           --         7.85%
Since inception                    --        -2.23%      -16.08%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -25.53%      -26.03%      -23.63%      -19.93%
Five years                     -49.93%      -49.73%          --       -11.07%
Ten years                        1.11%          --           --       112.88%
Since inception                    --       -18.02%      -53.90%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $21,288 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $10,643 as of October 31, 2002. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $10,111 as of October 31, 2002.

                                    Class B 1    Class C 1
Period beginning                     1-3-94       6-1-98
Without sales charge                 $8,198       $4,657
With maximum sales charge                --       $4,611
Index                               $20,387       $7,263

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                 VALUE
COMMON STOCKS 94.32%                                                                                      $182,916,636
(Cost $172,640,132)

Advertising 2.02%                                                                                           $3,918,840
 68,000   Omnicom Group, Inc.                                                                                3,918,840

Aerospace 1.40%                                                                                              2,721,300
 47,000   Lockheed Martin Corp.                                                                              2,721,300

Banks -- United States 6.52%                                                                                12,636,750
 75,000   Bank of America Corp.                                                                              5,235,000
 40,000   Commerce Bancorp, Inc.                                                                             1,836,400
 34,000   Fifth Third Bancorp                                                                                2,159,000
 80,000   National Commerce Financial Corp.                                                                  1,958,400
 35,000   State Street Corp.                                                                                 1,447,950

Beverages 3.16%                                                                                              6,132,600
 50,163   Anheuser-Busch Cos., Inc.                                                                          2,646,600
 75,000   Coca-Cola Co. (The)                                                                                3,486,000

Broker Services 1.85%                                                                                        3,580,000
 50,000   Goldman Sachs Group, Inc. (The)                                                                    3,580,000

Computers 12.78%                                                                                            24,786,677
 65,000   Affiliated Computer Services, Inc.*                                                                2,993,250
364,500   Cisco Systems, Inc.*                                                                               4,075,110
145,000   Dell Computer Corp.*                                                                               4,148,450
100,000   Hewlett-Packard Co.                                                                                1,580,000
146,100   Microsoft Corp.*                                                                                   7,811,967
410,000   Oracle Corp.*                                                                                      4,177,900

Diversified Operations 7.06%                                                                                13,682,394
280,456   General Electric Co.                                                                               7,081,514
 52,000   3M Co.                                                                                             6,600,880

Electronics 3.25%                                                                                            6,311,280
375,000   Flextronics International Ltd. (Singapore)*                                                        3,135,000
183,600   Intel Corp.                                                                                        3,176,280

Finance 6.86%                                                                                               13,294,450
150,000   American Express Co.                                                                               5,455,500
110,000   Citigroup, Inc.                                                                                    4,064,500
 65,000   Merrill Lynch & Co., Inc.                                                                          2,466,750
 45,000   New York Community Bancorp, Inc.                                                                   1,307,700

Household 1.67%                                                                                              3,242,000
100,000    Newell Rubbermaid, Inc.                                                                           3,242,000

Insurance 4.93%                                                                                              9,554,622
 75,000    American International Group, Inc.                                                                4,691,250
 48,000    RenaissanceRe Holdings Ltd. (Bermuda)                                                             1,968,000
 94,620    Willis Group Holdings Ltd.*                                                                       2,895,372

Leisure 0.66%                                                                                                1,277,654
 69,589    Mattel, Inc.                                                                                      1,277,654

Media 5.94%                                                                                                 11,518,700
 70,000    Clear Channel Communications, Inc.*                                                               2,593,500
 50,000    Comcast Corp. (Class A)*                                                                          1,150,500
145,000    Disney (Walt) Co. (The)                                                                           2,421,500
120,000    Viacom, Inc. (Class B)*                                                                           5,353,200

Medical 18.71%                                                                                              36,282,867
 55,000    Amgen, Inc.*                                                                                      2,560,800
 30,000    Anthem, Inc.*                                                                                     1,890,000
 67,000    Cardinal Health, Inc.                                                                             4,637,070
 35,000    Express Scripts, Inc.*                                                                            1,902,250
100,017    Johnson & Johnson                                                                                 5,875,999
114,776    Medtronic, Inc.                                                                                   5,141,965
 95,000    Mylan Laboratories, Inc.                                                                          2,989,650
286,561    Pfizer, Inc.                                                                                      9,104,043
 29,000    Wellpoint Health Networks, Inc.*                                                                  2,181,090

Oil & Gas 3.85%                                                                                              7,469,500
 50,000    Anadarko Petroleum Corp.                                                                          2,227,000
120,000    Exxon Mobil Corp.                                                                                 4,039,200
 30,000    Schlumberger Ltd.                                                                                 1,203,300

Retail 8.13%                                                                                                15,776,302
 70,000    Lowe's Cos., Inc.                                                                                 2,921,100
150,000    Office Depot, Inc.*                                                                               2,158,500
275,000    Staples, Inc.*                                                                                    4,240,500
120,564    Wal-Mart Stores, Inc.                                                                             6,456,202

Schools/Education 1.11%                                                                                      2,158,000
 52,000    Apollo Group, Inc. (Class A)*                                                                     2,158,000

Soap & Cleaning Preparations 1.37%                                                                           2,653,500
 30,000    Procter & Gamble Co. (The)                                                                        2,653,500

Telecommunications 1.37%                                                                                     2,659,200
160,000    Nokia Corp., American Depositary Receipt (Finland)                                                2,659,200

Tobacco 1.68%                                                                                                3,260,000
 80,000    Philip Morris Cos., Inc.                                                                          3,260,000

                                                                              INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 16.52%                                                                              $32,037,382
(Cost $32,037,382)

Joint Repurchase Agreement 6.36%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90%         $12,336      12,336,000

                                                                                                SHARES
Cash Equivalents 10.16%
AIM Cash Investment Trust**                                                                 19,701,382      19,701,382

TOTAL INVESTMENTS 110.84%                                                                                 $214,954,018

OTHER ASSETS AND LIABILITIES, NET (10.84%)                                                                ($21,020,868)

TOTAL NET ASSETS 100.00%                                                                                  $193,933,150

  * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $204,677,514)                         $214,954,018
Cash                                                                      659
Receivable for investments sold                                     6,669,371
Receivable for shares sold                                              1,449
Dividends and interest receivable                                      51,051
Other assets                                                           47,822

Total assets                                                      221,724,370

LIABILITIES
Payable for investments purchased                                   7,248,841
Payable for shares repurchased                                        383,574
Payable for securities on loan                                     19,701,382
Payable to affiliates                                                 336,056
Other payables and accrued expenses                                   121,367

Total liabilities                                                  27,791,220

NET ASSETS
Capital paid-in                                                   458,666,900
Accumulated net realized loss on investments                     (274,981,775)
Net unrealized appreciation of investments                         10,276,504
Accumulated net investment loss                                       (28,479)

Net assets                                                       $193,933,150

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($140,211,317 [DIV] 17,220,306 shares)                          $8.14
Class B ($50,815,923 [DIV] 6,781,588 shares)                            $7.49
Class C ($2,905,910 [DIV] 388,014 shares)                               $7.49

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.14 [DIV] 95%)                                             $8.57
Class C ($7.49 [DIV] 99%)                                               $7.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                          $1,823,303
Interest (including securities lending income of $57,346)             271,024

Total investment income                                             2,094,327

EXPENSES
Investment management fee                                           2,000,022
Class A distribution and service fee                                  565,267
Class B distribution and service fee                                  745,086
Class C distribution and service fee                                   37,385
Transfer agent fee                                                  1,622,198
Custodian fee                                                          56,726
Accounting and legal services fee                                      56,337
Auditing fee                                                           38,500
Printing                                                               30,797
Trustees' fee                                                          18,635
Registration and filing fee                                            17,864
Miscellaneous                                                          14,229
Legal fee                                                               3,752
Interest expense                                                        3,398

Total expenses                                                      5,210,196

Net investment loss                                                (3,115,869)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (53,440,499)
Change in net unrealized appreciation (depreciation)
  of investments                                                     (984,611)

Net realized and unrealized loss                                  (54,425,110)

Decrease in net assets from operations                           ($57,540,979)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($5,160,526)  ($3,115,869)
Net realized loss                                  (220,744,987)  (53,440,499)
Change in net unrealized
  appreciation (depreciation)                       (80,445,067)     (984,611)

Decrease in net assets
  resulting from operations                        (306,350,580)  (57,540,979)

Distributions to shareholders
From net realized gain
Class A                                             (16,145,029)           --
Class B                                              (9,758,462)           --
Class C                                                (140,042)           --
                                                    (26,043,533)           --
From Fund share transactions                        (31,511,001)  (48,397,414)

NET ASSETS
Beginning of period                                 663,776,657   299,871,543

End of period 1                                    $299,871,543  $193,933,150

1 Includes accumulated net investment loss of $29,522 and $28,479, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.37      $22.27      $25.04      $20.73      $10.38
Net investment loss 1                                    (0.11)      (0.17)      (0.23)      (0.13)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              2.17        5.65       (1.48)      (9.42)      (2.14)
Total from
   investment operations                                  2.06        5.48       (1.71)      (9.55)      (2.24)
Less distributions
From net realized gain                                   (4.16)      (2.71)      (2.60)      (0.80)         --
Net asset value,
  end of period                                         $22.27      $25.04      $20.73      $10.38       $8.14
Total return 2 (%)                                        9.80       27.58       (8.15)     (47.77)     (21.58)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $382        $484        $421        $209        $140
Ratio of expenses to
  average net assets (%)                                  1.40        1.35        1.36        1.59        1.75
Ratio of net investment
  loss to average
  net assets (%)                                         (0.50)      (0.70)      (0.97)      (0.99)      (0.96)
Portfolio turnover (%)                                     153 3       183         162         131         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $23.70      $21.38      $23.74      $19.40       $9.62
Net investment loss 1                                    (0.25)      (0.31)      (0.37)      (0.21)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              2.09        5.38       (1.37)      (8.77)      (1.98)
Total from
  investment operations                                   1.84        5.07       (1.74)      (8.98)      (2.13)
Less distributions
From net realized gain                                   (4.16)      (2.71)      (2.60)      (0.80)         --
Net asset value,
  end of period                                         $21.38      $23.74      $19.40       $9.62       $7.49
Total return 2 (%)                                        9.04       26.70       (8.79)     (48.12)     (22.14)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $217        $312        $239         $88         $51
Ratio of expenses to
  average net assets (%)                                  2.08        2.02        2.05        2.24        2.45
Ratio of net investment
  loss to average
  net assets (%)                                         (1.16)      (1.37)      (1.66)      (1.65)      (1.66)
Portfolio turnover (%)                                     153 3       183         162         131         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 4  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.43      $21.37      $23.73      $19.39       $9.61
Net investment loss 1                                    (0.10)      (0.31)      (0.37)      (0.20)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              0.04        5.38       (1.37)      (8.78)      (1.97)
Total from
  investment operations                                  (0.06)       5.07       (1.74)      (8.98)      (2.12)
Less distributions
From net realized gain                                      --       (2.71)      (2.60)      (0.80)         --
Net asset value,
  end of period                                         $21.37      $23.73      $19.39       $9.61       $7.49
Total return 2 (%)                                       (0.28) 5    26.72       (8.80)     (48.15)     (22.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          $3          $4          $3
Ratio of expenses to
  average net assets (%)                                  2.10 6      2.05        2.06        2.29        2.45
Ratio of net investment
  loss to average
  net assets (%)                                         (1.14) 6    (1.36)      (1.71)      (1.68)      (1.66)
Portfolio turnover (%)                                     153 3       183         162         131         228

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Excludes merger activity.

4 Class C shares began operations on 6-1-98.

5 Not annualized.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $19,315,080 collateralized by cash in the amount of $19,701,382. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $274,017,101 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $218,821,116 and October 31, 2010 -- $55,195,985.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distri-butions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $173,752 with regard to sales of Class A shares. Of this amount, $24,430 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $84,151 was paid as sales commissions to unrelated broker-dealers and $65,171 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $9,552 with regard to sales of Class C shares. Of this amount, $8,136 was paid as sales commissions to unrelated broker-dealers and $1,416 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $206,222 for Class B shares and $807 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 10-31-01          YEAR ENDED 10-31-02
                              SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       4,795,389    $69,201,491     1,947,091    $19,544,311
Distributions reinvested     830,051     15,364,098            --             --
Repurchased               (5,833,727)   (79,806,728)   (4,847,316)   (47,395,047)
Net increase (decrease)     (208,287)    $4,758,861    (2,900,225)  ($27,850,736)

CLASS B SHARES
Sold                       2,278,031    $29,500,933     1,608,344    $15,305,021
Distributions reinvested     476,032      8,221,052            --             --
Repurchased               (5,963,450)   (76,364,713)   (3,934,461)   (36,201,222)
Net decrease              (3,209,387)  ($38,642,728)   (2,326,117)  ($20,896,201)

CLASS C SHARES
Sold                         285,082     $3,548,470       151,406     $1,482,455
Distributions reinvested       7,607        131,298            --             --
Repurchased                  (98,685)    (1,306,902)     (128,882)    (1,132,932)
Net increase                 194,004     $2,372,866        22,524       $349,523

NET DECREASE              (3,223,670)  ($31,511,001)   (5,203,818)  ($48,397,414)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $576,348,287 and $623,937,579, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $205,642,187. Gross unrealized appreciation and depreciation of investments aggregated $15,766,702 and $6,454,871, respectively, resulting in net unrealized appreciation of $9,311,831. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $713, a decrease in accumulated net investment loss of $3,116,912 and a decrease in capital paid-in of $3,117,625. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2003. During the two most recent fiscal years and through August 27, 2002, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Large Cap Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust III, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                       Ernst & Young LLP

Boston, Massachusetts
December 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1988                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1978                31
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1996                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1996                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1996                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Growth Fund.

2000A 10/02
      12/02






John Hancock
Mid Cap
Growth
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 26

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in stocks of
medium capital-
ization companies
(in the capitaliza-
tion range of the
Russell Midcap
Growth Index)
with above-
average earnings
growth.

Over the last twelve months

* Stock prices plunged as investors worried about the economy, weak corporate spending, accounting scandals and the possibility of war.

* Mid-cap stocks held up better than either large- or small-cap stocks, but growth stocks took a hard hit.

* The Fund suffered from weak tech-stock performance, but benefited from strong gains among retail and media stocks.

[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -15.54% total return for Class A. The second bar represents the -16.13% total return for Class B. The third bar represents the -15.99% total return for Class
C. The fourth bar represents the -20.22%1 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. 1From inception March 1, 2002 through October 31, 2002."]

Top 10 holdings

 3.4%   Affiliated Computer Services
 2.8%   Gilead Sciences
 2.8%   Caremark Rx
 2.6%   Quest Diagnostics
 2.6%   ChoicePoint
 2.5%   Staples
 2.4%   Performance Food Group
 2.3%   The Corporate Executive Board
 2.3%   Mercury Interactive
 2.2%   BEA Systems

As a percentage of net assets on October 31, 2002.



BY PAUL J. BERLINGUET, THOMAS P. NORTON, CFA,
AND ROBERT J. UEK, CFA, PORTFOLIO MANAGERS

John Hancock
Mid Cap Growth Fund

MANAGERS'
REPORT

The past year was a painful one for investors as stocks continued to slide. A slower-than-expected economic recovery, accounting scandals, weak corporate spending and the threat of war with Iraq all weighed heavily on the market. In the midst of the downturn, there were few places to hide. Growth stocks took the biggest nosedive, with technology and telecommunications stocks posting the steepest declines. Mid-cap stocks held up well until the third quarter of 2002, then fell off as nervous investors began taking profits. The Russell Midcap Growth Index returned a disappointing -17.61% for the year ended October 31, 2002.

PERFORMANCE REVIEW

Throughout this period, John Hancock Mid Cap Growth Fund maintained broad industry diversification and a disciplined buying and selling process. The Fund, nevertheless, sustained losses, with Class A, Class B and Class C shares posting total returns of -15.54%, -16.13% and -15.99%, respectively, at net asset value for the year ended October
31, 2002. By comparison, the average mid-cap growth fund returned -17.92%, according to Lipper, Inc.1 The Fund's Class I shares, which were launched on March 1, 2002, returned -20.22% from inception through October 31, 2002. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

"The past year was a
 painful one for
 investors as stocks
 continued to slide."

TECHNOLOGY LOSSES

The biggest detractors from performance were our technology-related investments. Retek, a company that makes software for barcode scanners and inventory management, imploded as retailers cut back on spending amid worries that consumer spending would slow. Semiconductor companies, such as Cypress Semiconductors, Lam Research and Microchip Technology, also were major disappointments. We bought these stocks on the expectation that corporate spending on technology would pick up as the economy recovered. As these stocks declined to our sell price targets, we eliminated most of them from the portfolio.

[Photos of Paul Berlinguet, Thomas Norton and Robert Uek flush right next to first paragraph.]

Other poor performers included Sprint PCS, a wireless company struggling with a crowded competitive field, weak pricing and large capital outlays for its third-generation network. Millennium Pharmaceuticals, a company that provides genetic information to pharmaceutical companies, also suffered as biotech fell from favor with investors. In both cases, we cut our losses and sold to avoid further deterioration.

GAINS IN HEALTH CARE

Some of the Fund's best gains came from medical services and products companies. Winners included Express Scripts, a leading prescription benefits manager, Varian Medical Systems, a company that makes software for targeting radiation in cancer treatments, and Zimmer Holdings, an orthopedic products company that is no longer in the portfolio. A number of consumer discretionary stocks also did well. We took profits in both Westwood One, a national radio content provider, and Ticketmaster Online, a company that issues tickets for concerts and plays in venues across the world. We held on, however, to Omnicom Group, a global advertising agency that continues to benefit from improved advertising spending.

"Our biggest move
 was toward
 health-care stocks."

A few technology stocks also delivered solid returns, including Electronic Arts, the leading software maker in the video game industry, and Affiliated Computer Services, which provides business process outsourcing. Other top performers included ENSCO International, an energy company that provides drilling services for oil and exploration companies, and SEI, a financial services company that provides money management and processing services to smaller banks. We took profits and sold all except Affiliated Computer.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 24%, the second is Retail 15%, the third Computers 13%, the fourth Media 6%, and the fifth Oil & gas 5%.]

MORE DEFENSIVE STRATEGY

The Fund pared its stake in industrials over the summer and fall. Earlier in the year, we had expected industrials to rally as the economy recovered. The rebound was so slow, however, that we sold some of our more economically sensitive names, including Navistar International, which makes heavy-duty trucks. We held on, however, to less cyclical stocks like ChoicePoint, a company that specializes in fraud protection and background checks. We redeployed the proceeds of our industrials' sales into more defensive areas.

Our biggest move was toward health-care stocks. Consumers spend on prescriptions regardless of the economy, and many health-services companies are benefiting from strong pricing trends. At period end, our largest investments included Gilead Sciences, a biotech company with strong prospects from a new HIV treatment, and Quest Diagnostics, a national lab testing company that is growing through acquisition and strong execution. New additions included Caremark Rx, another leading prescription benefits manager, and Charles River Laboratories, a biotech company that specializes in breeding animals for drug tests. Both are well run companies with strong demand for their services. We also added to our stake in consumer staples, buying Performance Food Group, a food distributor with strong growth prospects.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Retek followed by a down arrow with the phrase "Weakening demand, worries about consumer spending." The second listing is Omnicom followed by an up arrow with the phrase "Increased spending on advertising." The third listing is Laboratory Corporation of America followed by a sideways arrow with the phrase "Efficient operator caught in rough market."]

OPPORTUNITY AHEAD

We expect the economy to continue slowly gaining momentum in the coming months. As that happens, we believe mid-cap stocks will benefit. Mid caps offer many advantages over large-cap companies, including their domestic orientation, easier-to-understand accounting and strong growth prospects. They also have longer histories than most small caps, which makes them less risky. Most mid-cap companies would not have made it to their current size without good business models, good products and solid management teams. Mid-cap stocks also offer attractive valuations.

"As we see more signs that
 the economy is recovering,
 we plan to become less
 defensive."

As we see more signs that the economy is recovering, we plan to become less defensive. We may trim some of our health-care and staples investments and shift some assets into the technology sector.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Russell Midcap
Growth Index, Index 2,
an unmanaged index
that contains those
stocks from the Russell
Midcap Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                     Class A      Class B      Class C     Class I 1   Index 1
Inception date       11-1-93      11-1-93       6-1-98      3-1-02         --

Average annual returns with maximum sales charge (POP)
One year             -19.73%      -20.32%      -17.64%         --      -15.10%
Five years            -7.29%       -7.27%          --          --        0.73%
Since Inception        1.19%        1.06%       -8.68%     -20.22% 2       --

Cumulative total returns with maximum sales charge (POP)
One year             -19.73%      -20.32%      -17.64%         --      -15.10%
Five years           -31.49%      -31.43%          --          --        3.72%
Since Inception       11.23%        9.91%      -33.02%     -20.22%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule:
5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1 and is equal to $22,319 as of October 31, 2002. The second line represents Index 2 and is equal to $17,261 as of October 31, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $11,712 as of October 31, 2002. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $11,123 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    11-1-93       6-1-98       3-1-02
Without sales charge                $10,991       $6,765       $7,978
With maximum sales charge                --       $6,697           --
Index 1                             $22,319       $8,615       $8,089
Index 2                             $17,261       $8,277       $7,851

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 100.61%                                                                                    $137,400,902
(Cost $134,298,618)

Advertising 2.83%                                                                                          $3,864,300
 48,815   Omnicom Group, Inc.                                                                               2,813,208
 67,900   TMP Worldwide, Inc.*                                                                              1,051,092

Banks -- United States 2.90%                                                                                3,961,839
 51,482   Commerce Bancorp, Inc.                                                                            2,363,539
 55,000   New York Community Bancorp, Inc.                                                                  1,598,300

Beverages 0.73%                                                                                               991,800
 47,500   Coca-Cola Femsa SA de CV
          American Depositary Receipts (ADR) (Mexico)                                                         991,800

Business Services -- Misc. 4.90%                                                                            6,696,632
 93,597   ChoicePoint, Inc.*                                                                                3,543,582
 95,000   Corporate Executive Board Co. (The)*                                                              3,153,050

Chemicals 1.19%                                                                                             1,626,171
 29,838   Praxair, Inc.                                                                                     1,626,171

Computers 12.80%                                                                                           17,477,163
 86,600   Activision, Inc.*                                                                                 1,775,300
 45,000   Adobe Systems, Inc.                                                                               1,063,800
101,933   Affiliated Computer Services, Inc.*                                                               4,694,015
363,700   BEA Systems, Inc.*                                                                                2,941,969
 14,000   Intuit, Inc.*                                                                                       726,880
117,500   Mercury Interactive Corp.*                                                                        3,098,475
140,200   Precise Software Solutions Ltd.* (Israel)                                                         1,626,320
234,200   Rational Software Corp.*                                                                          1,550,404

Containers 2.85%                                                                                            3,888,960
231,000   Crown Cork & Seal Co., Inc.                                                                       1,478,400
121,500   Pactiv Corp.*                                                                                     2,410,560

Cosmetics & Personal Care 1.08%                                                                             1,478,945
 30,500   Avon Products, Inc.                                                                               1,478,945

Electronics 1.93%                                                                                           2,633,564
139,900   Flextronics International Ltd.* (Singapore)                                                       1,169,564
 60,000   Microchip Technology, Inc.                                                                        1,464,000

Engineering / R&D Services 1.33%                                                                            1,817,400
 60,000   Jacobs Engineering Group, Inc.*                                                                   1,817,400

Finance 4.05%                                                                                               5,533,705
140,500   Concord EFS, Inc.*                                                                                2,006,340
 60,098   Eaton Vance Corp.                                                                                 1,725,414
 38,785   Legg Mason, Inc.                                                                                  1,801,951

Insurance 1.08%                                                                                             1,476,297
 48,245   Willis Group Holdings Ltd.* (Bermuda)                                                             1,476,297

Leisure 3.03%                                                                                               4,141,838
129,038   Mattel, Inc.                                                                                      2,369,138
 57,000   MGM Mirage, Inc.*                                                                                 1,772,700

Manufacturing 1.95%                                                                                         2,667,753
 46,115   Danaher Corp.                                                                                     2,667,753

Media 5.90%                                                                                                 8,058,910
 71,000   Emmis Communications Corp. (Class A)*                                                             1,549,220
 41,000   Entercom Communications Corp.*                                                                    2,018,020
129,000   Radio One, Inc. (Class D)*                                                                        2,151,720
 53,000   Scholastic Corp.*                                                                                 2,339,950

Medical 23.50%                                                                                             32,097,545
214,500   Caremark Rx, Inc.*                                                                                3,796,650
 80,000   Charles River Laboratories International, Inc.*                                                   2,940,000
 20,000   Diagnostic Products Corp.                                                                           825,000
 51,000   Express Scripts, Inc.*                                                                            2,771,851
 14,350   Forest Laboratories, Inc.*                                                                        1,406,156
110,400   Gilead Sciences, Inc.*                                                                            3,835,296
 93,000   McKesson Corp.                                                                                    2,772,330
114,300   MedImmune, Inc.*                                                                                  2,920,365
 86,000   Mylan Laboratories, Inc.                                                                          2,706,420
 55,728   Quest Diagnostics, Inc.*                                                                          3,557,118
     23   Smith & Nephew Plc (United Kingdom)                                                                     137
 31,500   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                                2,439,045
 44,114   Varian Medical Systems, Inc.*                                                                     2,127,177

Medical -- Health Maintenance Organizations 2.72%                                                           3,710,000
 30,000   Anthem, Inc.*                                                                                     1,890,000
 50,000   Mid Atlantic Medical Services, Inc.*                                                              1,820,000

Medical -- Hospitals 3.36%                                                                                  4,585,774
 57,500   Triad Hospitals, Inc.*                                                                            2,098,750
 51,300   Universal Health Services, Inc. (Class B)*                                                        2,487,024

Oil & Gas 5.39%                                                                                             7,357,058
 35,500   Anadarko Petroleum Corp.                                                                          1,581,170
103,000   Ocean Energy, Inc.                                                                                1,918,890
 88,650   Patterson-UTI Energy, Inc.*                                                                       2,563,758
 52,000   Pioneer Natural Resources Co.*                                                                    1,293,240

Retail 14.71%                                                                                              20,080,558
 20,000   AutoZone, Inc.*                                                                                   1,715,400
 66,000   Bed Bath & Beyond, Inc.*                                                                          2,340,360
100,000   Brinker International, Inc.*                                                                      2,839,000
 55,200   Fastenal Co.                                                                                      1,874,040
 75,000   GameStop Corp.*                                                                                   1,342,500
 88,900   Performance Food Group Co.*                                                                       3,306,191
224,600   Staples, Inc.*                                                                                    3,463,332
 30,000   Tech Data Corp.*                                                                                    958,500
109,222   TJX Cos., Inc. (The)                                                                              2,241,235

Telecommunications 1.84%                                                                                    2,515,440
223,000   Nextel Communications, Inc. (Class A)*                                                            2,515,440

Transport 0.54%                                                                                               739,250
 25,000   C.H. Robinson Worldwide, Inc.                                                                       739,250

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 15.44%                                                                             $21,078,624
(Cost $21,078,624)

Joint Repurchase Agreement 1.94%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc., --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90%         $2,644       2,644,000

                                                                                           SHARES
Cash Equivalents 13.50%
AIM Cash Investment Trust **                                                               18,434,624      18,434,624

TOTAL INVESTMENTS 116.05%                                                                                $158,479,526

OTHER ASSETS AND LIABILITIES, NET (16.05%)                                                               ($21,916,649)

TOTAL NET ASSETS 100.00%                                                                                 $136,562,877


 * Non-income producing security.

** Represents investment of security lending collateral.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $155,377,242)                         $158,479,526
Cash                                                                      617
Receivable for investments sold                                       413,801
Receivable for shares sold                                             13,464
Dividends and interest receivable                                      11,538
Other assets                                                           31,443

Total assets                                                      158,950,389

LIABILITIES
Payable for investments purchased                                   3,547,700
Payable for shares repurchased                                         94,725
Payable for securities on loan                                     18,434,624
Payable to affiliates                                                 188,821
Other payables and accrued expenses                                   121,642

Total liabilities                                                  22,387,512

NET ASSETS
Capital paid-in                                                   260,700,022
Accumulated net realized loss on investments and
  foreign currency transactions                                  (127,218,755)
Net unrealized appreciation of investments                          3,102,284
Accumulated net investment loss                                       (20,674)

Net assets                                                       $136,562,877

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($85,175,006 [DIV] 13,157,185 shares)                           $6.47
Class B ($46,042,006 [DIV] 7,693,732 shares)                            $5.98
Class C ($2,457,868 [DIV] 410,558 shares)                               $5.99
Class I ($2,887,997 [DIV] 443,572 shares)                               $6.51

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.47 [DIV] 95%)                                             $6.81
Class C ($5.99 [DIV] 99%)                                               $6.05

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,289)               $416,858
Interest                                                              126,255
Securities lending income                                             102,213

Total investment income                                               645,326

EXPENSES
Investment management fee                                           1,407,452
Class A distribution and service fee                                  287,447
Class B distribution and service fee                                  757,056
Class C distribution and service fee                                   31,419
Class A, Class B and Class C transfer agent fee                     1,091,879
Class I transfer agent fee                                              5,234
Registration and filing fee                                            82,982
Custodian fee                                                          46,266
Accounting and legal services fee                                      37,164
Printing                                                               30,778
Auditing fee                                                           30,100
Interest expense                                                       12,897
Trustees' fee                                                          12,010
Miscellaneous                                                          11,013
Legal fee                                                               3,701

Total expenses                                                      3,847,398

Net investment loss                                                (3,202,072)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                       (24,492,573)
Foreign currency transactions                                             (6)
Change in net unrealized appreciation (depreciation)
  of investments                                                      791,079

Net realized and unrealized loss                                  (23,701,500)

Decrease in net assets from operations                           ($26,903,572)

1 Includes accumulated net investment loss of $18,207 and $20,674, respectively.

See notes to
financial statements.


CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($4,277,216)  ($3,202,072)
Net realized loss                                   (99,532,307)  (24,492,579)
Change in net unrealized
  appreciation (depreciation)                      (105,617,067)      791,079

Decrease in net assets
  resulting from operations                        (209,426,590)  (26,903,572)

Distributions to shareholders
From net realized gain
Class A                                              (8,459,283)           --
Class B                                             (12,235,558)           --
Class C                                                (268,824)           --
                                                    (20,963,665)           --

From Fund share transactions                         (2,662,700)  (25,804,343)

NET ASSETS
Beginning of period                                 422,323,747   189,270,792

End of period 1                                    $189,270,792  $136,562,877

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.40       $9.11      $12.85      $16.03       $7.66
Net investment loss 1                                    (0.09)      (0.12)      (0.17)      (0.12)      (0.11)
Net realized and unrealized
  gain (loss) on investments                             (0.89)       3.86        4.23       (7.48)      (1.08)
Total from investment
  operations                                             (0.98)       3.74        4.06       (7.60)      (1.19)
Less distributions
From net realized gain                                   (1.31)         --       (0.88)      (0.77)         --
Net asset value,
  end of period                                          $9.11      $12.85      $16.03       $7.66       $6.47
Total return 2 (%)                                       (9.40)      41.05       33.26      (49.87)     (15.54)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $101        $112        $176         $85         $85
Ratio of expenses
  to average net assets (%)                               1.59        1.60        1.46        1.63        1.89
Ratio of net investment loss
  to average net assets (%)                              (0.86)      (1.14)      (1.08)      (1.13)      (1.52)
Portfolio turnover (%)                                     168         153         146         211         267

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.03       $8.72      $12.22      $15.08       $7.13
Net investment loss 1                                    (0.15)      (0.18)      (0.27)      (0.18)      (0.16)
Net realized and unrealized
  gain (loss) on investments                             (0.85)       3.68        4.01       (7.00)      (0.99)
Total from investment
  operations                                             (1.00)       3.50        3.74       (7.18)      (1.15)
Less distributions
From net realized gain                                   (1.31)         --       (0.88)      (0.77)         --
Net asset value,
  end of period                                          $8.72      $12.22      $15.08       $7.13       $5.98
Total return 2 (%)                                       (9.97)      40.14       32.30      (50.24)     (16.13)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $134        $146        $241        $101         $46
Ratio of expenses
  to average net assets (%)                               2.27        2.23        2.16        2.33        2.56
Ratio of net investment loss
  to average net assets (%)                              (1.54)      (1.77)      (1.78)      (1.83)      (2.20)
Portfolio turnover (%)                                     168         153         146         211         267

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 3  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.99       $8.72      $12.21      $15.07       $7.13
Net investment loss 1                                    (0.06)      (0.19)      (0.27)      (0.18)      (0.16)
Net realized and unrealized
  gain (loss) on investments                             (1.21)       3.68        4.01       (6.99)      (0.98)
Total from investment
  operations                                             (1.27)       3.49        3.74       (7.17)      (1.14)
Less distributions
From net realized gain                                      --          --       (0.88)      (0.77)         --
Net asset value,
  end of period                                          $8.72      $12.21      $15.07       $7.13       $5.99
Total return 2 (%)                                       12.71 4     40.02       32.32      (50.21)     (15.99)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 5        -- 5        $5          $3          $2
Ratio of expenses
  to average net assets (%)                               2.29 6      2.30        2.16        2.33        2.58
Ratio of net investment loss
  to average net assets (%)                              (1.66) 6    (1.82)      (1.80)      (1.83)      (2.21)
Portfolio turnover (%)                                     168         153         146         211         267

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.16
Net investment loss 1                                    (0.06)
Net realized and unrealized
  gain (loss) on investments                             (1.59)
Total from investment
  operations                                             (1.65)
Net asset value,
  end of period                                          $6.51
Total return 2 (%)                                      (20.22) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3
Ratio of expenses to
  average net assets (%)                                  1.46 6
Ratio of net investment loss
  to average net assets (%)                               1.00 6
Portfolio turnover (%)                                     267


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Secur ities and Exchange Com mission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currency have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the ex pens es are directly iden ti fiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $18,073,161 collateralized by cash in the amount of $18,434,624. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $127,218,756 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $2,538,691, October 31, 2009 -- $99,673,619 and October 31, 2010 --
$25,006,446.

Dividends, interest and distributions

Dividend income on in vest ment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $124,864 with regard to sales of Class A shares. Of this amount, $11,772 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $84,574 was paid as sales commissions to unrelated broker-dealers and $28,518 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $7,166 with regard to sales of Class C shares. Of this amount, $5,955 was paid as sales commissions to unrelated broker-dealers and $1,211 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are re deemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are re deemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $138,893 for Class B shares and $1,334 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, ag gre gated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I transfer agent fee structure will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Com pen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Com pen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 10-31-01           YEAR ENDED 10-31-02
                              SHARES         AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       6,463,198    $69,108,267     6,779,923     $53,607,931
Distributions reinvested     516,305      8,044,046            --              --
Repurchased               (6,892,015)   (69,795,005)   (4,712,845)    (36,297,979)
Net increase                  87,488     $7,357,308     2,067,078     $17,309,952

CLASS B SHARES
Sold                       1,755,115    $18,796,689       951,215      $6,872,300
Distributions reinvested     734,126     10,732,049            --              --
Repurchased               (4,260,517)   (40,747,341)   (7,448,783)    (53,300,949)
Net decrease              (1,771,276)  ($11,218,603)   (6,497,568)   ($46,428,649)

CLASS C SHARES
Sold                         232,471     $2,387,369       138,670      $1,002,856
Distributions reinvested      15,197        222,024            --              --
Repurchased                 (151,021)    (1,410,798)     (170,318)     (1,164,263)
Net increase (decrease)       96,647     $1,198,595       (31,648)      ($161,407)

CLASS I SHARES 1
Sold                              --             --        41,324        $272,525
Issued in reorganization          --             --       533,703       4,100,229
Repurchased                       --             --      (131,455)       (896,993)
Net increase                      --             --       443,572      $3,475,761

NET DECREASE              (1,587,141)   ($2,662,700)   (4,018,566)   ($25,804,343)

1 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $450,795,666 and $468,494,358, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $155,377,242. Gross unrealized appreciation and depreciation of investments ag gre gated $8,135,064 and $5,032,780, respectively, resulting in net unrealized appreciation of $3,102,284. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,617,914, a decrease in accumulated net investment loss of $3,199,605 and a decrease in capital paid-in of $581,691. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of the John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Medium Capitalization Growth Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 533,703 Class I shares of the Fund for the net assets of the Medium Capitalization Growth Fund, which amounted to $4,100,229, including $120,950 of unrealized appreciation, after the close of business on June 7, 2002.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Mid Cap Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Mid Cap Growth Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1993                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1996                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1993                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1993                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1993                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1993                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1993
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1993
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1993
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Mid Cap Growth Fund.


3900A  10/02
       12/02






John Hancock
International
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 30

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.

Over the last twelve months

* Global economic growth remained sluggish and concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* The Fund's holdings in Japan hampered relative performance.

* International stocks staged a solid rebound late in the period.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -17.48% total return for Class A. The second bar represents the -17.92% total return for Class B. The third bar represents the -18.06% total return for Class
C. The fourth bar represents the -17.15%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through October 31, 2002."]

Top 10 holdings

 1.9%   Royal Bank of Scotland Group
 1.9%   Nokia
 1.8%   Unilever
 1.6%   Axa
 1.5%   Autostrade
 1.5%   SAP
 1.5%   HSBC Holdings
 1.4%   Nestle
 1.4%   TotalFinaElf
 1.4%   Barclays

As a percentage of net assets on October 31, 2002.



BY LORETTA MORRIS FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

Increasing evidence of a pickup in economic growth, as well as the support of low interest rates, buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

As the year unfolded, however, evidence of a slowing global economy, accounting scandals in the United States, an escalation of violence in the Middle East and the prospect of U.S. military action in Iraq dampened investor sentiment. One notable exception was in Japan, where stocks surged on a combination of technical reforms and hints that its beleaguered economy might be bottoming.

"...equity markets
 around the world
 continued to retreat..."

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data. A bull market indicator emerged when oil prices fell even as other commodity prices increased. Prices for dynamic random access memory chips continued to rise and the Baltic freight rate index, which measures the cost of shipping cargo worldwide, is up 55% year-over-year.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of -17.48%, -17.92% and -18.06%, respectively, at net asset value. During the same period, the average international fund returned -12.72%, according to Lipper, Inc.,1 while the benchmark MSCI All Country World Free Ex-U.S. Index fell -10.88%. Class I shares, which were launched on March 1, 2002, returned -17.15% from inception through October 31, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...financial services stocks
 were the largest detractor
 to performance."

In the latter part of 2002, companies that met or exceeded their earnings expectations began to be rewarded by investors. The renewed focus on fundamentals was conducive to our investment philosophy and approach, which is centered on positive, sustainable change and timeliness of investment. Our bottom-up approach to selecting individual stocks helped us identify areas of strength in consumer non-durables -- the only sector in both the portfolio and the benchmark to post positive returns -- as well as consumer durables and energy.

On a relative basis, holdings in the insurance services, technology and utilities sectors benefited the portfolio, while financial services stocks were the largest detractors to performance. Electric utilities in the portfolio gained even as those in the benchmark posted a double-digit decline. Meanwhile, holdings in finance companies registered steep losses.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--foreign 14%, the second is Utilities 8%, the third Telecommunications 7%, the fourth Oil & gas 7%, and the fifth Medical 6%.]

By country basis, stock selection in Germany, Canada and Italy proved favorable, while holdings in Japan hampered relative performance. Among the few bright spots were Indonesia and Russia, where portfolio holdings surged more than 30%.

PORTFOLIO SHIFTS

During the reporting period, we added to holdings in the consumer non-durables sector, where consumer spending on staple products remained solid, and reduced exposure to the health-care and insurance services groups. By country, we trimmed holdings in France and the United Kingdom on signs of economic weakness, while increasing exposure to Japan, where modest reform efforts are being made.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: United Kingdom 19%, Japan 15%, Italy 7%, France 6% and Germany 5%.]

The list of best-performing stocks included Nissan Motor and Sony Corp. of Japan, Banque National de Paris of France and Bank of Ireland. Decliners included Corus Group, British Airways and Rohm Co.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nissan Motor followed by an up arrow with the phrase "New models prove popular." The second listing is Corus Group followed by a down arrow with the phrase "Sliding steel prices and reduced output." The third listing is Samsung Electronics followed by an up arrow with the phrase "Strong growth in three business units."]

OUTLOOK

Looking ahead, the international equity markets are sending mixed signals. Economic data have been disappointing in the United States, Eurozone and Japan, and the Iraq situation continues to hang over the markets.

We are especially cautious about our outlook for Germany and Japan. In Germany, which amounts to 35% of the total European Union economy, German business confidence fell to a nine-month low in October, manufacturing orders declined, and leading German research institutes cut their growth forecasts for 2003 by more than half. The persistent concerns of excessive debt could continue to constrain the telecommunications industry, although we began to see signs of positive change late in the period. In Japan, resistance to reform is blocking the government from making meaningful progress.

"...the international
 equity markets are
 sending mixed signals."

For investors to regain confidence and rekindle enthusiasm for equities, a return to profitability and increased visibility regarding corporate earnings in the fourth quarter and into 2003 is paramount. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth. Currently, the ECB has remained committed to its mission of combating inflation, but inflationary pressures are easing even as the Eurozone economy weakens.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, an unman-
aged index of freely
traded stocks of
foreign companies.

It is not possible to
invest in an index.

                    Class A     Class B     Class C     Class I 1     Index
Inception date       1-3-94      1-3-94      6-1-98      3-1-02         --

Average annual returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years            -9.57%      -9.61%         --          --      -2.95%
Since inception       -5.54%      -5.64%     -13.36%     -17.15% 2       --

Cumulative total returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years           -39.52%     -39.65%         --          --     -13.92%
Since inception      -39.53%     -40.11%     -46.93%     -17.15%        --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $10,997 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $6,367 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $6,047 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $5,989       $5,358       $8,285
With maximum sales charge                --       $5,305           --
Index                               $10,997       $7,667       $8,727

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C shares and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 92.53%                                                                                      $11,162,958
(Cost $11,728,128)

Australia 2.33%                                                                                              $280,807
  7,600   Commonwealth Bank of Australia (Banks -- Foreign)                                                   128,227
 22,333   Woolworths Ltd. (Retail)                                                                            152,580

Belgium 1.23%                                                                                                 148,319
  6,300   Dexia SA (Banks -- Foreign)                                                                          60,455
  3,900   Interbrew SA (Beverages)                                                                             87,864

Bermuda 0.29%                                                                                                  34,970
  1,000   Nabors Industries Ltd.* (Oil & Gas)                                                                  34,970

Brazil 1.17%                                                                                                  141,679
  4,100   Aracruz Celulose SA American Depositary
          Receipts (ADR) (Paper & Paper Products)                                                              65,559
 11,000   Tele Norte Leste Participacoes SA (ADR) (Telecommunications)                                         76,120

Canada 4.85%                                                                                                  584,715
  7,900   Barrick Gold Corp. (Metal)                                                                          119,053
  2,100   Canadian National Railway Co. (Transport)                                                            89,607
  2,700   Loblaw Cos., Ltd. (Retail)                                                                           97,531
  1,500   Petro-Canada (Oil & Gas)                                                                             41,460
  3,600   Shoppers Drug Mart Corp.* (Retail)                                                                   57,237
  3,800   Suncor Energy, Inc. (Oil & Gas)                                                                      54,979
  3,400   Talisman Energy, Inc. (Oil & Gas)                                                                   124,848

Denmark 0.52%                                                                                                  62,601
  2,900   TDC AS (Telecommunications)                                                                          62,601

Finland 1.86%                                                                                                 224,370
 13,500   Nokia Oyj (ADR) (Telecommunications)                                                                224,370

France 5.78%                                                                                                  697,717
 13,200   Axa SA (Insurance)                                                                                  196,993
  1,200   L'Oreal SA (Cosmetics & Personal Care)                                                               89,364
  1,800   Sanofi-Synthelabo SA (Medical)                                                                      110,071
  1,189   TotalFinaElf SA (Oil & Gas)                                                                         163,785
  5,800   Vivendi Environnement SA (Utilities)                                                                137,504

Germany 4.92%                                                                                                 593,683
  2,600   Bayerische Motoren Werke AG (Automobile / Trucks)                                                    92,692
  2,900   Degussa AG (Chemicals)                                                                               86,156
  5,900   Deutsche Telekom AG (Telecommunications)                                                             67,717
  3,600   E.ON AG (Utilities)                                                                                 162,923
  2,400   SAP AG (Computers)                                                                                  184,195

Greece 1.01%                                                                                                  121,593
  4,800   Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                       67,594
  4,800   Hellenic Telecommunications Organization SA
          (Telecommunications)                                                                                 53,999

Hong Kong 2.98%                                                                                               358,906
 31,000   China Mobile Ltd.* (Telecommunications)                                                              76,115
 37,500   CLP Holdings Ltd. (Utilities)                                                                       151,935
 21,000   Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                              130,856

India 0.50%                                                                                                    59,885
 18,059   Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                                 59,885

Indonesia 0.14%                                                                                                17,324
 52,000   PT Telekomunikasi Indonesia (Telecommunications)                                                     17,324

Ireland 1.75%                                                                                                 211,650
 11,000   Bank of Ireland (Banks -- Foreign)                                                                  122,004
  7,100   CRH Plc (Building)                                                                                   89,646

Israel 1.35%                                                                                                  162,603
  2,100   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 162,603

Italy 6.65%                                                                                                   802,588
 22,500   Autostrade SpA (Transport)                                                                          186,052
  9,600   ENI SpA (Oil & Gas)                                                                                 133,286
152,400   Finmeccanica SpA (Aerospace)                                                                         83,761
 10,300   Mediaset SpA (Media)                                                                                 71,910
  8,216   Riunione Adriatica di Sicurta SpA (Insurance)                                                       102,354
 43,600   Snam Rete Gas SpA (Utilities)                                                                       130,394
 25,200   UniCredito Italiano SpA (Banks -- Foreign)                                                           94,831

Japan 14.99%                                                                                                1,808,238
 11,000   Asahi Glass Co., Ltd. (Building)                                                                     65,815
 10,000   Bridgestone Corp (Rubber -- Tires & Miscellaneous)                                                  124,643
 13,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                              132,854
 20,000   Daiwa Securities Group, Inc. (Finance)                                                               93,380
    200   Fanuc Ltd. (Electronics)                                                                              7,918
  2,000   Hoya Corp. (Electronics)                                                                            137,295
  2,000   Ito-Yokado Co., Ltd. (Retail)                                                                        62,362
  6,000   Kao Corp. (Cosmetics & Personal Care)                                                               137,132
    600   Keyence Corp. (Electronics)                                                                          99,323
     11   Millea Holdings, Inc.* (Insurance)                                                                   82,157
  1,900   Murata Manufacturing Co., Ltd. (Electronics)                                                         89,797
    900   Nintendo Co., Ltd. (Leisure)                                                                         86,687
    100   Rohm Co., Ltd. (Electronics)                                                                         12,595
  2,200   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                             67,880
 10,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                      111,175
  3,200   Sony Corp. (Electronics)                                                                            137,654
 18,000   Sumitomo Mitsu Banking Corp. (Banks -- Foreign)                                                      74,492
  3,600   Takeda Chemical Industries, Ltd. (Medical)                                                          149,571
 22,000   Tokyo Gas Co., Ltd. (Utilities)                                                                      64,289
  5,000   Yamato Transport Co., Ltd. (Transport)                                                               71,219

Luxembourg 1.07%                                                                                              128,569
 11,900   Arcelor SA* (Steel)                                                                                 128,569

Mexico 0.55%                                                                                                   66,943
 31,100   Wal-Mart de Mexico SA de CV (Series C) (Retail)                                                      66,943

Netherlands 3.76%                                                                                             454,171
  2,700   Heineken NV (Beverages)                                                                             108,476
  3,100   Royal Dutch Petroleum Co. (Oil & Gas)                                                               134,094
  3,300   Unilever NV (Food)                                                                                  211,601

Singapore 1.88%                                                                                               226,312
  8,000   Singapore Press Holdings Ltd. (Media)                                                                89,709
 18,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                        136,603

South Korea 2.33%                                                                                             280,852
  2,280   Hyundai Motor Co., Ltd. (Automobile / Trucks)                                                        57,912
  1,500   Kookmin Bank (Banks -- Foreign)                                                                      49,979
    700   Samsung Electronics, Ltd.* Global Depositary Receipts
          (Electronics) (R)                                                                                    99,100
    400   SK Telecom Co., Ltd. (Telecommunications)                                                            73,861

Spain 3.43%                                                                                                   414,143
 13,954   Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                                                132,93
  1,900   Banco Popular Espanol SA (Banks -- Foreign)                                                          81,359
  7,500   Endesa SA (Utilities)                                                                                77,466
 12,900   Telefonica SA* (Telecommunications)                                                                 122,383

Sweden 2.60%                                                                                                  313,799
  4,400   Hennes & Mauritz AB (B Shares) (Retail)                                                              85,480
 16,100   Skandinaviska Enskilda Banken AB (A Shares) (Banks -- Foreign)                                      139,696
  2,900   Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                             88,623

Switzerland 4.26%                                                                                             514,458
  1,700   Alcon, Inc.* (Medical)                                                                               69,734
  2,300   Converium Holding AG* (Insurance)                                                                    92,860
    800   Nestle SA (Food)                                                                                    171,522
  2,232   Novartis AG (Medical)                                                                                85,125
  1,600   Syngenta AG (Chemicals)                                                                              95,217

Taiwan 0.70%                                                                                                   84,162
 20,280   United Microelectronics Corp.* (ADR) (Electronics)                                                   84,162

United Kingdom 19.06%                                                                                       2,299,731
 17,900   Allied Domecq Plc (Beverages)                                                                       106,974
 23,660   Barclays Plc (Banks -- Foreign)                                                                     163,606
 23,100   BG Group Plc (Oil & Gas)                                                                             92,245
 15,963   BHP Billiton Plc (Metal)                                                                             77,917
  4,800   BOC Group Plc (Chemicals)                                                                            67,509
 11,800   British American Tobacco Plc (Tobacco)                                                              120,732
 11,100   British Sky Broadcasting Group Plc* (Media)                                                         104,801
 44,980   Centrica Plc (Utilities)                                                                            128,072
180,000   Corus Group Plc* (Steel)                                                                            119,681
 12,800   Diageo Plc (Beverages)                                                                              144,280
  6,500   Exel Plc (Transport)                                                                                 66,810
  5,000   GlaxoSmithKline Plc (Medical)                                                                        95,432
 10,200   HBOS Plc (Banks -- Foreign)                                                                         112,899
 16,000   HSBC Holdings Plc (Banks -- Foreign)                                                                178,223
  7,800   Man Group Plc (Finance)                                                                             116,170
 21,300   National Grid Transco Plc (Utilities)                                                               151,619
 30,300   Rentokil Initial Plc (Diversified Operations)                                                       102,746
  9,622   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 226,400
 76,900   Vodafone Group Plc (Telecommunications)                                                             123,615

United States 0.57%                                                                                            68,170
  1,500   GlobalSantaFe Corp. (Oil & Gas)                                                                      35,850
  1,000   Noble Corp.* (Oil & Gas)                                                                             32,320

WARRANTS 0.78%                                                                                                $94,029
(Cost $86,055)

India 0.78%
1,200     Infosys Technology Ltd* (Computers)                                                                  94,029

                                                                               INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                 RATE (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 6.70%                                                                                 $808,000
(Cost $808,000)

Joint Repurchase Agreement 6.70%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc., --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note 3.000%
due 07-15-12)                                                                      1.90%          $808        808,000

TOTAL INVESTMENTS 100.01%                                                                                 $12,064,987

OTHER ASSETS AND LIABILITIES, NET (0.01%)                                                                       ($630)

TOTAL NET ASSETS 100.00%                                                                                  $12,064,357


  * Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 or 0.82% of net assets as of October 31, 2002.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.
                                              VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                        OF FUND'S NET ASSETS

Aerospace                                             0.69%
Automobile / Trucks                                   1.25
Banks -- Foreign                                     14.11
Beverages                                             4.27
Building                                              1.29
Chemicals                                             2.63
Computers                                             2.31
Cosmetics & Personal Care                             2.80
Diversified Operations                                0.85
Electronics                                           5.54
Finance                                               1.74
Food                                                  3.18
Insurance                                             3.93
Leisure                                               0.72
Media                                                 2.21
Medical                                               5.57
Metal                                                 1.63
Oil & Gas                                             7.03
Paper & Paper Products                                1.28
Printing -- Commercial                                1.10
Real Estate Operations                                1.08
Retail                                                4.32
Rubber -- Tires & Misc.                               1.03
Soap & Cleaning Preparations                          0.50
Steel                                                 2.06
Telecommunications                                    7.44
Tobacco                                               1.00
Transport                                             3.43
Utilities                                             8.32
Short-term investments                                6.70

Total investments                                   100.01%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price
per share.

ASSETS
Investments at value (cost $12,622,183)                           $12,064,987
Cash                                                                      490
Receivable for investments sold                                       272,210
Receivable for shares sold                                              3,312
Dividends and interest receivable                                      32,259
Receivable from affiliates                                             26,936
Other assets                                                            2,243

Total assets                                                       12,402,437

LIABILITIES
Payable for investments purchased                                     201,661
Payable for shares repurchased                                          4,206
Other payables and accrued expenses                                   132,213

Total liabilities                                                     338,080

NET ASSETS
Capital paid-in                                                    26,588,761
Accumulated net realized loss on investments and
  foreign currency transactions                                   (13,966,036)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies        (557,744)
Accumulated net investment loss                                          (624)

Net assets                                                        $12,064,357

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,571,851 [DIV] 1,092,159 shares)                             $5.10
Class B ($4,706,547 [DIV] 978,559 shares)                               $4.81
Class C ($783,277 [DIV] 162,819 shares)                                 $4.81
Class I ($1,002,682 [DIV] 195,952 shares)                               $5.12

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.10 [DIV] 95%)                                             $5.37
Class C ($4.81 [DIV] 99%)                                               $4.86

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $27,493)              $235,166
Interest (including securities lending income of $468)                  9,520

Total investment income                                               244,686

EXPENSES
Investment management fee                                             143,908
Class A distribution and service fee                                   21,175
Class B distribution and service fee                                   58,879
Class C distribution and service fee                                    9,672
Class A, B and C transfer agent fee                                   164,099
Class I transfer agent fee                                              5,458
Custodian fee                                                         162,080
Registration and filing fee                                            57,086
Auditing fee                                                           36,633
Printing                                                               17,017
Accounting and legal services fee                                       3,047
Miscellaneous                                                           2,710
Trustees' fee                                                             912
Legal fee                                                                 522
Interest expense                                                          464

Total expenses                                                        683,662
Less expense reductions                                              (294,862)

Net expenses                                                          388,800

Net investment loss                                                  (144,114)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,537,653)
Foreign currency transactions                                          (8,371)
Change in net unrealized appreciation (depreciation) of
Investments                                                            92,047
Translation of assets and liabilities in foreign currencies           (35,291)

Net realized and unrealized loss                                   (2,489,268)

Decrease in net assets from operations                            ($2,633,382)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($201,942)    ($144,114)

Net realized loss                                    (7,653,045)   (2,546,024)
Change in net unrealized appreciation
  (depreciation)                                     (1,059,294)       56,756

Decrease in net assets resulting
  from operations                                    (8,914,281)   (2,633,382)
From Fund share transactions                         (4,718,426)     (280,938)

NET ASSETS
Beginning of period                                  28,611,384    14,978,677

End of period 1                                     $14,978,677   $12,064,357

1 Includes accumulated net investment loss of $35,941 and $624, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.41       $8.81      $10.95       $9.45       $6.18
Net investment income (loss)1                               -- 2     (0.02)      (0.04)      (0.05)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.47        2.16       (1.01)      (3.22)      (1.04)
Total from investment
  operations                                              0.47        2.14       (1.05)      (3.27)      (1.08)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value, end of period                           $8.81      $10.95       $9.45       $6.18       $5.10
Total return 3,4 (%)                                      5.61       24.29      (10.15)     (34.60)     (17.48)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6          $7         $15          $8          $6
Ratio of expenses
  to average net assets (%)                               1.79        1.96        1.88        2.23        2.38
Ratio of adjusted expenses
  to average net assets 5 (%)                             3.65        3.81        3.44        3.83        4.43
Ratio of net investment income
  (loss) to average net assets (%)                        0.04       (0.20)      (0.43)      (0.65)      (0.68)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.22       $8.55      $10.55       $9.04       $5.86
Net investment loss 1                                    (0.06)      (0.09)      (0.12)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              0.46        2.09       (0.94)      (3.08)      (0.97)
Total from investment
  operations                                              0.40        2.00       (1.06)      (3.18)      (1.05)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.55       $9.04       $5.86       $4.81
Total return 3,4 (%)                                      4.88       23.39      (10.65)     (35.18)     (17.92)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $10          $9         $12          $6          $5
Ratio of expenses
  to average net assets (%)                               2.49        2.63        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.35        4.48        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (0.66)      (0.91)      (1.13)      (1.34)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 6  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.36       $8.55      $10.57       $9.05       $5.87
Net investment loss 1                                    (0.03)      (0.10)      (0.11)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (0.78)       2.12       (0.96)      (3.08)      (0.98)
Total from investment
  operations                                             (0.81)       2.02       (1.07)      (3.18)      (1.06)
Less distributions
From net realized gain                                      --          --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.57       $9.05       $5.87       $4.81
Total return 3,4 (%)                                     (8.65) 7    23.63      (10.72)     (35.14)     (18.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8        $1          $1          $1
Ratio of expenses
  to average net assets (%)                               2.29 9      2.66        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.15 9      4.51        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (1.27) 9    (1.04)      (1.07)      (1.35)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.18
Net investment loss 1                                    (0.01)
Net realized and unrealized
  loss on investments                                    (1.05)
Total from investment
  operations                                             (1.06)
Net asset value,
  end of period                                          $5.12
Total return 3,4 (%)                                    (17.15) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1
Ratio of expenses
  to average net assets (%)                               2.04 9
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.09 9
Ratio of net investment loss
  to average net assets (%)                              (0.34) 9
Portfolio turnover (%)                                     228

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Com mission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for eign currency, currency gains or losses realized be tween the trade and settle ment dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabil ities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no outstanding borrowing under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,267,565 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2007 -- $32,250, October 31, 2008 -- $2,888,578, October 31, 2009 -- $7,757,736, and October 31, 2010 --
$2,589,001. Availability of a certain amount of this loss carryforward that was acquired on June 7, 2002 in a merger with John Hancock International Equity Fund may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625%
of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee to 0.90% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $294,862 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $21,199 with regard to sales of Class A shares. Of this amount, $2,406 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,181 was paid as sales commissions to unrelated broker-dealers and $1,612 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $3,285 with regard to sales of Class C shares. Of this amount, $2,884 was paid as sales commissions to unrelated broker-dealers and $401 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $15,620 for Class B shares and $155 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Ser vices, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I structure transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01      PERIOD ENDED 10-31-02
                              SHARES        AMOUNT        SHARES       AMOUNT
CLASS A SHARES
Sold                       3,334,883   $26,461,859    1,608,472    $9,646,755
Repurchased               (3,716,888)  (29,457,682)  (1,773,317)  (10,715,750)
Net decrease                (382,005)  ($2,995,823)    (164,845)  ($1,068,995)

CLASS B SHARES
Sold                         460,496    $3,277,285      397,117    $2,291,714
Repurchased                 (686,822)   (4,979,294)    (510,300)   (2,891,269)
Net decrease                (226,326)  ($1,702,009)    (113,183)    ($599,555)

CLASS C SHARES
Sold                         612,584    $4,971,952      295,202    $1,675,337
Repurchased                 (606,501)   (4,992,546)    (271,816)   (1,534,260)
Net increase (decrease)        6,083      ($20,594)      23,386      $141,077

CLASS I SHARES 1
Sold                              --            --       34,945      $187,366
Issued in reorganization          --            --      257,801     1,609,274
Repurchased                       --            --      (96,794)     (550,105)
Net increase                      --            --      195,952    $1,246,535

NET DECREASE                (602,248)  ($4,718,426)     (58,690)    ($280,938)

1 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $31,275,171 and $32,379,175, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $12,716,456. Gross unrealized appreciation and depreciation of investments aggregated $435,088 and $1,086,557, respectively, resulting in net unrealized depreciation of $651,469. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,541,170, a decrease in accumulated net investment loss of $179,431 and an increase in capital paid-in of $2,361,739. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating loss and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of John Hancock International Equity Fund ("Inter national Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of International Equity Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 257,801 Class I shares of the Fund for the net assets of the Inter national Equity Fund, which amounted to $1,609,274 for Class I shares, including $62,490 of unrealized appreciation, after the close of business on June 7, 2002.

NOTE G
Proposed reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



AUDITORS' REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent Auditors


To the Board of Trustees and Shareholders of John Hancock International Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Fund (a series of John Hancock Investment Trust
III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the dividends-received deduction.

If the fund paid dividends during the fiscal year, shareholders will be mailed 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1994                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1996                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1994                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1994                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1994                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1994                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.


4000A 10/02
      12/02